Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Comprehensive income:
Net earnings	$ 63,318	$ 9,231	$ 46,200
Change in pension and postretirement benefits, net of tax (benefit) expense of ($1,628), $1,999 and ($2,423), respectively	(4,892)	5,980	(7,401)
Total	$ 58,426	$ 15,211	$ 38,799